                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the Commission Only

[X] Definitive Proxy Statement                     (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Pennwood Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:_________

    (2) Aggregate number of securities to which transaction applies:____________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________

    (4) Proposed maximum aggregate value of transaction:________________________

    (5) Total fee paid:_________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:_________________________________________________

    (2) Form, schedule or registration statement no.:___________________________

    (3) Filing party:___________________________________________________________

    (4) Date filed:_____________________________________________________________

                         [Pennwood Bancorp letterhead]





                                                                 October 7, 1999


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Pennwood Bancorp, Inc. The meeting will be held at the main office of Pennwood Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania on Wednesday, November 17, 1999 at 6:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Pennwood Bancorp, Inc. are sincerely appreciated.

                                                Sincerely,

                                                /s/ PAUL S. PIEFFER
                                                ------------------------------
                                                Paul S. Pieffer
                                                President and Chief
                                                 Executive Officer

                            PENNWOOD BANCORP, INC.
                              683 LINCOLN AVENUE
                        BELLEVUE, PENNSYLVANIA  15202
                                (412) 761-1234
                               ---------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON NOVEMBER 17, 1999
                               ---------------

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Annual Meeting") of Pennwood Bancorp, Inc. (the "Company") will be held at the main office of Pennwood Savings Bank located at 683 Lincoln Avenue, Bellevue, Pennsylvania on Wednesday, November 17, 1999 at 6:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two (2) directors to a three-year term and one (1) director to a two-year term, and in each case until their successors are elected and qualified.

         (2) To ratify the appointment by the Board of Directors of KPMG LLP, as the Company's independent auditors for the fiscal year ending June 30, 2000; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 22, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                         By Order of the Board of Directors

                                         /s/ JAMES W. KIHM
                                         ------------------------------
                                         James W. Kihm
                                         Vice President and Secretary

Bellevue, Pennsylvania
October 7, 1999

================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                            PENNWOOD BANCORP, INC.
                               ---------------

                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 17, 1999


            This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Pennwood Bancorp, Inc. (the "Company"), the holding company of Pennwood Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of the Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania on Wednesday, November 17, 1999 at 6:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 7, 1999.

            The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (James W. Kihm, Vice President and Secretary, Pennwood Bancorp, Inc., 683 Lincoln Avenue, Bellevue, Pennsylvania 15202); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

            Only stockholders of record of the Company at the close of business on September 22, 1999 ("Voting Record Date") are entitled to notice of and to one vote per share on all matters properly presented at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 557,139 shares of Common Stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Directors are elected by a plurality of the votes cast with a quorum present. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on September 22, 1999 is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for the proposal to ratify the independent auditors for fiscal 2000. Abstentions are considered in determining the presence of a quorum will not be counted as votes cast. Accordingly, abstentions will have no effect on the plurality vote required for the election of directors or the proposal to ratify the independent auditors.

Under rules applicable to broker-dealers, the proposals to be considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

            The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of three years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

            The nominees for director are not related to any other director or executive officer of the Company by blood, marriage or adoption, and each currently serves as a director of the Company.

            Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

            The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

            The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

          NOMINEES FOR DIRECTOR WITH THREE-YEAR TERMS EXPIRING IN 2002

                                                     Positions Held                       Director
             Name                   Age              in the Company                       Since(1)
-------------------------         ------     -----------------------------            ---------------
 Mary M. Frank                      81       Vice Chairman                                  1971

 John B. Mallon                     78       Director                                       1975

            NOMINEE FOR DIRECTOR WITH TWO-YEAR TERM EXPIRING IN 2001


                                                      Positions Held                    Director
            Name                Age                   in the Company                    Since(1)
--------------------------     -------    ------------------------------------        -------------
C. Joseph Touhill                61       Chairman                                         1991


THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE TERMS EXPIRE IN 2000

                                                      Positions Held                    Director
            Name                 Age                  in the Company                    Since(1)
--------------------------     -------    ------------------------------------        -------------
Paul S. Pieffer                  51       Director, President and Chief                    1985
                                          Executive Officer

Robert W. Hannan                 60       Director                                         1991

Michael Kotyk                    69       Director                                         1993


DIRECTOR WHOSE TERM EXPIRES IN 2001

                                                      Positions Held                    Director
            Name                 Age                  in the Company                    Since(1)
--------------------------     -------    ------------------------------------        -------------
H. J. Zoffer                     69         Director                                       1991

-------------

(1)      Includes service as a director of the Savings Bank.

         Each of the directors of the Company is also a director of the Savings Bank. Set forth below is information with respect to the principal occupations during at least the last five years for each of the directors.

         Mary M. Frank. Ms. Frank has served as Vice Chairman of the Board of Directors of the Savings Bank since 1985 and Treasurer of the Savings Bank since 1992. Prior thereto, Ms. Frank served as the Executive Vice President and Secretary of the Savings Bank from 1975 to 1985. Ms. Frank is the wife of Mr. Charles R. Frank.

         John B. Mallon. Mr. Mallon is presently retired. Prior thereto, Mr. Mallon served as the President of Suburban General Hospital located in Pittsburgh, Pennsylvania from 1952 to 1986.

         C. Joseph Touhill. Mr. Touhill has been the Discipline Lead For Process and Environmental Engineering of Foster Wheeler Environmental Corporation since April 1999. Prior thereto, Mr. Touhill has been the President of Touhill Technology Management Corporation, Pittsburgh, Pennsylvania, from July 1997 to April 1999. Previously, he was the Executive Vice President of EG & G Environmental, Inc. located in Pittsburgh, Pennsylvania from 1994 to 1997. Prior thereto, Mr. Touhill served as the Group Senior Vice President of ICF Kaiser International located in Pittsburgh, Pennsylvania from 1990 to 1994.

         Paul S. Pieffer. Mr. Pieffer has served as President and Chief Executive Officer of the Savings Bank since 1985. Prior thereto, Mr. Pieffer was the Vice President of South Pittsburgh Savings and Loan Association, Pittsburgh, Pennsylvania, from 1973 to 1985.

         Robert W. Hannan. Mr. Hannan presently serves as the Interim President and Chief Executive Officer of the National Association of Chain Drugstores. Prior thereto, Mr. Hannan was the Vice Chairman of Eckerd Corporation, Largo, Florida from February 1997 to July 1998. Previously he served as the President of Thrift Drug Inc. located in Pittsburgh, Pennsylvania from 1987 to 1997.

         Michael Kotyk. Mr. Kotyk is presently retired. Prior thereto, Mr. Kotyk was the Technical Director of Materials Technology at U.S. Steel Corporation, Pittsburgh, Pennsylvania, from 1991 to 1993.

         H. J. Zoffer. Mr. Zoffer has been Dean Emeritus since August 1996 and a Professor since August 1966 of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. Mr. Zoffer was the Dean of the Joseph M. Katz Graduate School of Business from 1968 until August 1996. Mr. Zoffer is a member of the Boards of Directors of the Homestate Pennsylvania Growth Fund, Pennsylvania Select Bank and Finance Fund and Homestate Year 2000 Fund.

STOCKHOLDER NOMINATIONS

         Section 3.12 of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

COMMITTEES AND MEETINGS OF THE BOARD OF THE SAVINGS BANK AND COMPANY

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of eight regular and special meetings during the fiscal year ended June 30, 1999. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended June 30, 1999, and the total number of meetings held by all committees on which he or she served during such year.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended June 30, 1999.

         The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings. During the fiscal year ended June 30, 1999, the Board of Directors met twelve times. The Board of Directors of the Savings Bank has established the following committees:

         Audit Committee. The Audit Committee consists of Messrs. Touhill (Chairman) and Mallon and Ms. Frank. The Audit Committee reviews the records and affairs of the Savings Bank, recommends the Savings Bank's external auditor and reviews their reports. The Audit Committee met two times in fiscal 1999.

         Personnel/Compensation Committee. The Personnel/Compensation Committee consists of Messrs. Mallon (Chairman), Hannan, Zoffer, Pieffer and Ms. Frank. The Personnel Committee reviews the performance of the Savings Bank's officers, makes recommendations as to pay increases and evaluates the Savings Bank's overall personnel requirements. The Personnel Committee met two times in fiscal 1999.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

         James W. Kihm. Mr. Kihm has been the Vice President and Secretary of the Company since January 1997 and has held those positions with Savings Bank since 1985. Prior thereto, Mr. Kihm was the Vice President of Concord Liberty Savings and Loan Association, Pittsburgh, Pennsylvania, from 1981 to 1985.

         Joseph W. Messner. Mr. Messner has been the Vice President of Lending of the Savings Bank since June 1994. Prior thereto, Mr. Messner served as an underwriter with Creditvest, Inc. located in Pittsburgh, Pennsylvania from 1992 to 1994 and served as a loan officer at Norwest Mortgage, Pittsburgh, Pennsylvania, from August 1991 to January 1992 and at NVR Mortgage, Pittsburgh, Pennsylvania, from 1987 to April 1991.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.

                                                           Amount and Nature
                Name of Beneficial                           of Beneficial
               Owner or Number of                           Ownership as of                 Percent of
                 Persons in Group                        September 22, 1999(1)            Common Stock*
               --------------------                      ---------------------            ------------
Pennwood Bancorp, Inc.                                          65,080(2)                     11.7%
  Employee Stock Ownership Plan Trust
683 Lincoln Avenue
Bellevue, Pennsylvania  15202

Directors:
Mary M. Frank                                                   21,898(3)(4)                   3.9
John B. Mallon                                                  10,463(3)(4)                   1.9
C. Joseph Touhill                                                8,564(3)(4)                   1.5
H.J. Zoffer                                                     11,897(3)                      2.1
Paul S. Pieffer                                                 36,203(3)(5)                   6.5
Robert W. Hannan                                                13,897(3)                      2.5
Michael Kotyk                                                   11,797(3)                      2.1

All directors and executive officers                           135,491(2)(3)(6)               24.3%
 of the Company and the Savings Bank
 as a group (9 persons)

                                                        (Footnotes on next page)

---------------
* As of September 22, 1999, there were 557,139 shares of Common Stock issued and outstanding.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Pennwood Bancorp, Inc. Employee Stock Ownership Plan Trust ("ESOP Trust") holds Common Stock on behalf of employee participants of the plan. As of the Voting Record Date, 19,524 shares have been allocated to the accounts of participating employees and will be voted in accordance with such participants instructions. The 45,556 shares held in the ESOP Trust which are unallocated will be voted by Messrs. Pieffer and Mallon (the "Trustees") pursuant to the terms of the ESOP in the same proportion for and against each proposal as the allocated shares are actually voted by participants. The shares held in the ESOP Trust are not included in the individual beneficial ownership amounts of the Trustees.

(3) Includes shares of Common Stock underlying vested stock options granted under the Company's 1997 Stock Option Plan ("Stock Option Plan") in the following amounts: Mary M. Frank, 1,356; John B. Mallon, 1,356; C. Joseph Touhill, 1,356; H. J. Zoffer, 1,356; Paul S. Pieffer, 8,136; Robert W. Hannan, 1,356; and Michael Kotyk, 1,356.

(4) Does not include 21,481 shares of Common Stock held in trust (the "RRP Trust") for the Pennwood Bancorp, Inc. 1997 Recognition and Retention Plan ("RRP") which have not yet been earned and allocated. Messrs. John B. Mallon and C. Joseph Touhill and Ms. Mary M. Frank serve as Trustees of the RRP Trust. Pursuant to the terms of the RRP, shares of Common Stock held in the RRP Trust which have not yet been earned and allocated are voted by the Trustees in their sole discretion.

(5) Includes 4,814 shares allocated to the account of Mr. Pieffer pursuant to the Company's ESOP.

(6) Includes 10,864 shares allocated to the accounts of all executive officers as a group pursuant to the Company's ESOP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 1999 to the Chief Executive Officer. No other executive officer of the Company and its subsidiaries had total compensation during the last fiscal year in excess of $100,000.

===================================================================================================================================
                                                 Annual Compensation             Long Term Compensation
                                     -------------------------------------------------------------------
                                                                                         Awards
                                                                                 -----------------------          All Other
      Name and           Fiscal                                   Other Annual     Stock                        Compensation
  Principal Position      Year       Salary          Bonus      Compensation(1)  Grants(2)    Options(3)             (4)
-----------------------------------------------------------------------------------------------------------------------------------
Paul S. Pieffer           1999       $88,500           --           --                 --             --           $13,186
  President and Chief     1998        87,000           --           --                 --             --            22,491
  Executive Officer       1997        84,500           --           --            $86,177         20,340            19,352
===================================================================================================================================

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) In fiscal 1997, represents the grant of 8,134 shares of restricted Common Stock pursuant to the RRP (as adjusted pursuant to the anti-dilution provisions of the RRP to reflect the Stock Split (defined below)) which had the indicated value on the date of grant. The fair market value of the aggregate restricted stock held by Mr. Pieffer at June 30, 1999 equaled $73,714. Restricted Common Stock awarded pursuant to the RRP vests over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. Dividends declared in respect of unvested share awards are held by the RRP Trust for the benefit of the recipient and such dividends, including interest thereon, is paid out proportionately by the RRP Trust to the recipients thereof after the share awards become earned. Dividends declared in respect of each vested share held by the RRP Trust are paid by the RRP Trust after its receipt thereof to the recipient on whose behalf such share is then held by the RRP Trust.

(3) Options received during fiscal 1997 have been adjusted pursuant to the anti-dilution provisions of the Stock Option Plan to reflect the 4-for-3 split of the Common Stock on May 15, 1998 ("Stock Split").

(4) Amounts represent the allocation of shares of Common Stock pursuant to the Company's ESOP for the fiscal years indicated.

STOCK OPTIONS

        The Company did not grant any stock option awards to the named executive officer during fiscal 1999.

        The following table sets forth certain information concerning exercises of stock options by the named executive officer during the fiscal year ended June 30, 1999 and options held at June 30, 1999.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

===================================================================================================================
                                                       Number of Unexercised        Value of Unexercised Options
                                                      Options at Year End(1)               at Year End(2)
                          Shares                  -----------------------------------------------------------------
                        Acquired on     Value       Exercisable    Unexercisable     Exercisable     Unexercisable
        Name             Exercise      Realized
-------------------------------------------------------------------------------------------------------------------

Paul S. Pieffer                  --       --          8,136           12,204           $73,732         $110,599
===================================================================================================================

(1) Stock options granted prior to May 15, 1998 have been adjusted pursuant to the anti-dilution provisions of the Stock Option Plan to reflect the Stock Split.

(2)     Based on a per share market price of $9.0625 at June 30, 1999.


DIRECTOR COMPENSATION

        Members of the Board of Directors, with the exception of Mr. Pieffer, and the Chairman of the Board receive $9,000 and $11,400, respectively, per annum for serving on the Board. Members of the Board serving on committees do not receive any additional compensation for serving on such committees.

        Members of the Board of Directors are eligible to receive stock options and stock appreciation rights pursuant to the Company's Stock Option Plan, however, no such stock options or stock appreciation rights were awarded to directors during fiscal 1999. In addition, members of the Board of Directors are eligible to receive awards of restricted Common Stock pursuant to the Company's RRP.

PENSION PLAN

        The Savings Bank participates in a multiple employer defined benefit pension plan that covers all employees that have attained 21 years of age and have completed one full year of service (consisting of 1,000 hours worked during the year). In general, the pension plan provides for benefits payable monthly at retirement or normal retirement age 65 in an amount equal to a percentage of the participant's average annual salary for the three consecutive years of highest salary during his service with the Savings Bank, multiplied by the number of his years of service, with a reduced level of benefits in the event of early retirement prior to having attained age 65.

        Payment of benefits under the pension plan generally will be made in the form of a life annuity to an unmarried participant or in the form of a qualified joint and survivor annuity to a married participant, although alternative forms of benefits are available. The pension plan also provides a death benefit payment, in the event of death prior to retirement.

        For the year ended June 30, 1999, no pension expense was recognized by the Savings Bank.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

        Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 1999, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act, except with respect to the reports noted below. The Company filed late reports on Form 5 on behalf of each of the following persons with respect to fiscal 1998: Joseph W. Messner, Paul S. Peiffer, James W. Kihm, H. J. Zoffer, Mary M. Frank, Charles R. Frank,
C. Joseph Touhill, John B. Mallon, Michael Kotyk and Robert W. Hannan.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        All loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

        The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1999, the Savings Bank had no loans outstanding to its executive officers and directors.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors of the Company has appointed KPMG LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

        The Company has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


                             STOCKHOLDER PROPOSALS

        Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to its 2000 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 983 Lincoln Avenue, Bellevue, Pennsylvania 15202, Attention: James W. Kihm, Vice President and Secretary, no later than June 9, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

        Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.10 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the Company's 2000 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than July 9, 2000.

                                 ANNUAL REPORTS


        A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1999 REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JAMES W. KIHM, VICE PRESIDENT AND SECRETARY, PENNWOOD BANCORP, INC., 683 LINCOLN AVENUE, BELLEVUE, PENNSYLVANIA 15202. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                 OTHER MATTERS


        Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                        By Order of the Board of Directors

                                        /s/ PAUL S.  PIEFFER
                                        -------------------------------------
                                        Paul S.  Pieffer
                                        President and Chief Executive Officer

October 7, 1999

FORM OF REVOCABLE PROXY

                             PENNWOOD BANCORP, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENNWOOD BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 17, 1999 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned, being a stockholder of the Company as of September 22, 1999, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the main office of Pennwood Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania, on Wednesday, November 17, 1999 at 6:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

        [ ] FOR             [ ] WITHHOLD         [ ] FOR ALL EXCEPT

Nominees for three-year term: MARY M. FRANK AND JOHN B. MALLON
Nominee for two-year term: C. JOSEPH TOUHILL

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-----------------
2. PROPOSAL to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

        [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                Dated:__________________, 1999


                                ----------------------------------


                                ----------------------------------
                                Signature(s)


                                PLEASE SIGN THIS EXACTLY AS YOUR NAME(S)
                                APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A
                                REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(FORM OF PROXY CARD)     PENNWOOD BANCORP, INC.

        The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust ("ESOP") of Pennwood Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of September 22, 1999, at the Annual Meeting of Stockholders to be held at the main office of Pennwood Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania, on Wednesday, November 17, 1999 at 6:00 p.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTOR

        [ ] FOR             [ ] WITHHOLD         [ ] FOR ALL EXCEPT

Nominees for three-year term: MARY M. FRANK AND JOHN B. MALLON
Nominee for two-year term: C. JOSEPH TOUHILL

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

---------------------
2. PROPOSAL to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

        [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

        The Company's Board of Directors recommends a vote FOR the Election of the Nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                                  Dated: _______________, 1999


                                                  -----------------------
                                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                       [PENNWOOD BANCORP, INC. LETTERHEAD]

                               October ____, 1999

TO:  Participants in the Employee Stock Ownership Plan of Pennwood Bancorp, Inc.

As described in the attached materials, your proxy as a stockholder of Pennwood Bancorp, Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustees of the Plan in the envelope provided. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                               Sincerely,

                                               /s/ PAUL S. PIEFFER
                                               --------------------


                                               Paul S. Pieffer
                                               President